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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    June 2, 2005



                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


Delaware                       0-30900                     54-1983517
(State or other                (Commission File           (IRS Employer
jurisdiction                    Number)                 Identification No.)
of incorporation)



11111 Sunset Hills Road, Reston, Virginia                20190
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: 703-547-2000



          (Former name or former address, if changed from last report)

Item 1.01.  Entry into a Material Definitive Agreement.

     On June 2, 2005, XO Communications, Inc. ("XO") established the Change in Control Severance Plan for Certain Covered Executives (Director and Above) of XO Communications, Inc. in the form attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.        Description
-----------        -----------

 10.1 Change in Control Severance Plan for Certain Covered Executives (Director and Above) of XO Communications, Inc.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       XO COMMUNICATIONS, INC.

                                       By: /s/ William Garrahan
                                          ---------------------
                                           Name:  William Garrahan
                                           Title: Senior Vice President and
                                                         Chief Financial Officer

June 8, 2005

                                 Exhibit Index
                                 -------------

Exhibit No.        Description
-----------        -----------

10.1 Change in Control Severance Plan for Certain Covered Executives (Director and Above) of XO Communications, Inc.